Filed pursuant to Rule 497

Registration No. 333-228963

CLARION PARTNERS REAL ESTATE INCOME FUND INC.

SUPPLEMENT NO. 2 DATED FEBRUARY 18, 2020 TO

THE PROSPECTUS DATED DECEMBER 4, 2019

On February 18, 2020, Franklin Resources, Inc. (“Franklin Resources”) and Legg Mason, Inc. (“Legg Mason”) announced that they have entered into a definitive agreement for Franklin Resources to acquire Legg Mason.

The Fund’s investment manager, Legg Mason Partners Fund Adviser, LLC (the “Manager”), and the Fund’s securities sub-adviser, Western Asset Management Company, LLC (“Western Asset”), are wholly-owned subsidiaries of Legg Mason and would become wholly-owned subsidiaries of Franklin Resources as a result of the transaction. The Fund’s investment sub-adviser, Clarion Partners, LLC (“Clarion Partners”), is a majority-owned subsidiary of Legg Mason and would become a majority-owned subsidiary of Franklin Resources as a result of the transaction.

Under the Investment Company Act of 1940, consummation of the transaction will result in the automatic termination of the Fund’s investment management contract with the Manager, and the related sub-advisory contracts with Clarion Partners and Western Asset. Therefore, the Fund’s Board will be asked to approve a new investment management contract between the Fund and the Manager (and new sub-advisory contracts). If approved by the Board, the new investment management contract (and the new sub-advisory contracts) will be presented to the shareholders of the Fund for their approval.

The transaction is subject to approval by Legg Mason’s shareholders and customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction of the other conditions, the transaction is expected to be consummated later this year.

Capitalized terms not defined herein have the meanings assigned to them in the Prospectus.

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